DISTRIBUTION OF PROFIT	12 Months Ended
Dec. 31, 2016
DISTRIBUTION OF PROFIT [Abstract]
DISTRIBUTION OF PROFIT
15. DISTRIBUTION OF PROFIT

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprises, the Company’s PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves which include a general reserve, an enterprise expansion reserve and a staff welfare and bonus reserve. Wholly-owned PRC subsidiaries are not required to make appropriations to the enterprise expansion reserve but appropriations to the general reserve are required to be made at not less than 10% of the profit after tax as determined under PRC GAAP. The staff welfare and bonus reserve is determined by the board of directors.

The general reserve is used to offset future extraordinary losses. The subsidiary may, upon a resolution passed by the shareholder, convert the general reserve into capital. The staff welfare and bonus reserve is used for the collective welfare of the employees. The enterprise expansion reserve is for the expansion of ReneSola Zhejiang’s operations and can be converted to capital subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with the Chinese law.

In addition to the general reserve, the Company’s PRC subsidiaries are required to obtain approval from the local PRC government prior to distributing any registered share capital. Accordingly, both the appropriations to general reserve and the registered share capital of the Company’s PRC subsidiaries are considered as restricted net assets amounting to $864,408,242 and $ 879,908,242 as of December 31, 2015 and 2016, respectively.